Exhibit 10.1

                            TERMINATION AND RELEASE
                            -----------------------

TERMINATION AND RELEASE OF CLAIMS, dated this 24th day of June, 2008 (the "Termination and Release"), by and among AirtimeDSL (the "Company"), a Nevada corporation, Beijing Happy Vitamins Trading Co., Ltd. ("Buyer"), a limited liability Chinese Company and China Water Sub ("Merger Sub"), a Nevada corporation.

                                    RECITALS
                                    --------

WHEREAS, the Company, Buyer and Merger Sub are party to an Acquisition Agreement and Plan of Merger, dated as of June 11, 2008 (the "Merger Agreement");

WHEREAS, the Company, Buyer and Merger Sub wish to terminate the Merger Agreement by mutual written consent; and

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, the Company, Buyer and Merger Sub hereby agree as follows:

1. Pursuant to Section 7.01 of the Merger Agreement, as duly authorized by their respective boards of directors, the Company, Buyer and Merger Sub hereby terminate the Merger Agreement by mutual written consent.

2. Each of the Company, Buyer and Merger Sub, on behalf of itself and all present or former parents, subsidiaries and other affiliates, hereby releases the other parties and their respective parents, subsidiaries, directors, officers, agents, representatives, shareholders and other affiliates (and each of their respective parents, subsidiaries, directors, officers, agents, representatives, shareholders and other affiliates) from all claims, demands, debts, liabilities, obligations, agreements, promises, losses, damages, demands, rights, actions or causes of action, whether known or unknown, whether at law or equity, whether direct or derivative (herein "Claim" or "Claims") arising under or relating to the Merger Agreement or any of the transaction(s) described or referred to in the Merger Agreement; provided however, any Claim by the Buyer or Merger Sub or their parents, subsidiaries, directors, officers, agents, representatives or other affiliates (or each of their respective parents, subsidiaries, directors, officers, agents, representatives, shareholders and other affiliates) against the Company to the extent such Claim arises out of a Claim asserted by any shareholder, noteholder or other creditor of the Company or any of its subsidiaries pursuant to, based upon or in any way relating to the Merger Agreement or any transaction(s) or proposed transaction(s) described or referred to in the Merger Agreement, or this termination of the Merger Agreement.

3. This Termination and Release shall be construed and enforced in accordance with, and be governed by, the laws of Nevada without regard to its conflict of law provisions, and it may not modified, amended or terminated, nor may the provisions hereof be waived, other than in a written instrument executed by all parties hereto.

4. This Termination and Release may be executed in two or more counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument. Capitalized terms used herein but not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement.


IN WITNESS WHEREOF, each of the undersigned has executed this Termination and Release as an agreement under seal as of the date first above written.


                                  AirtimeDSL

                                  By:   /s/  Ed Heckerson
                                      -------------------------
                                      Name:  Ed Heckerson
                                      Title: President

                                  Attest:

                                  By:   /s/  Ed Heckerson
                                      -------------------------------
                                      Name:  Ed Heckerson
                                      Title: Secretary

                                  CHINA WATER SUB

                                  By:   /s/  Ed Heckerson
                                      --------------------------------
                                      Name:  Ed Heckerson
                                      Title: President

                                  Attest:

                                  By:   /s/  Ed Heckerson
                                      ---------------------------------
                                      Name:  Ed Heckerson
                                      Title: Secretary


                                  HAPPY VITAMINS TRADING CO., LTD.

                                  By:   /s/  Hui Jing
                                      ----------------------------------
                                      Name:  Hui Jing
                                      Title: Chief Executive Officer

                                  Attest:

                                  By:   /s/  Hui Jing
                                      ----------------------------------
                                      Name:  Hui Jing
                                      Title: Secretary